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                                  UNITED STATED
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               September 26, 2002                              000-05667
Date of Report (Date of earliest event reported)          Commission File Number


                              LE@P TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                              64-0769296
(State of other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)


                        5601 N. Dixie Highway, Suite 411
                         Fort Lauderdale, Florida 33334
                Address of Principal Executive Offices (Zip Code)


                                 (954) 771-1772
              (Registrant's telephone number, including area code)


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      Forward-Looking Statements: In the discussions below, any statement of the
Registrant's future expectations, including without limitation, plans and objectives for future operations, future agreements, future economic performance or expected operational developments and all other statements regarding the future are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Registrant intends that the forward-looking statements be subject to the safe harbors created thereby. The Company does not undertake any obligations to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 5. Other Events.

      After an ongoing reevaluation by management and the Board of Directors of Le@P Technology, Inc.'s ("Le@P" or the "Company") operating strategy, and in light of difficulties associated with investment in emerging companies and the significant decline in market value or failure of many of such companies, on September 26, 2002, the Board of Directors determined to cease for the foreseeable future investigating or consummating further investment and acquisition opportunities. The Company had previously announced that it was not actively seeking such investment and acquisition opportunities and that it had reduced its staff and management to a total of two employees. In connection with such cessation of activities, the Company negotiated a severance agreement with Robert G Tancredi, M.D., the Company's President and Chief Executive Officer, whereby his services would end effective September 30, 2002. Dr. Tancredi's employment agreement had otherwise been scheduled to expire in March 2003, subject to certain severance or renewal requirements. In connection with the severance agreement, the Company agreed to pay Dr. Tancredi $150,000 payable over an eighteen month period and each of the parties otherwise released the other of all other obligations and claims. It is anticipated that the Company will continue to downsize its obligations and salaried personnel in the near future and outsource most of its remaining requirements.

      Notwithstanding the cessation of active operations, the Company may from time to time consider investment or acquisition opportunities which otherwise come to the attention of the Board. The ability of the Company to ultimately pursue any such investment or acquisition opportunities will be dependent upon, among other things, its ability to obtain financing for such activities.

      At the present time, the Company intends to continue as a reporting company under the Securities Exchange Act of 1934, as amended, and, consequently, intends to make all requisite filings, including an Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB.


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


Item 7. Financial Statements and Exhibits.

(a)(b)  not applicable

(c)     Exhibits

10.1 Termination Agreement and General Mutual Release dated as of September 30, 2002, between the Company and Robert G. Tancredi, M.D.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LE@P TECHNOLOGY, INC.


                                        By: /s/Robert G. Tancredi, M.D.
                                            ---------------------------
                                            Robert G. Tancredi, M.D.
                                            President

Dated: September 30, 2002


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